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                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                           ___________


                             FORM 8-K


                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 19, 1995


                       BANC ONE CORPORATION
        (Exact Name of Registrant as Specified in Charter)


                               Ohio
          (State or Other Jurisdiction of Incorporation)


          1-8552                             31-0738296
     (Commission File Number)                (IRS Employer Identification No.)


        100 East Broad Street, Columbus, Ohio  43271-0251
        (Address of Principal Executive Offices)(Zip Code)


Registrant's telephone number, including area code:  (614) 248-5944


                               N/A
  (Former Name or Former Address, If Changed Since Last Report)
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Item 5. Other Events.

On July 19, 1995, BANC ONE CORPORATION ("BANC ONE") and Premier Bancorp, Inc., a bank holding company headquartered in Baton Rouge, Louisiana ("Premier"), jointly announced that they have signed an agreement for the merger of Premier with BANC ONE. A copy of the joint press release of BANC ONE and Premier announcing the signing of the agreement is incorporated herein by reference and is filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          Exhibit 99.1 BANC ONE CORPORATION and Premier Bancorp, Inc. Joint Press Release dated July 19, 1995




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE CORPORATION
                                   (Registrant)


Date:  July 19, 1995               By:     /s/ George R.L. Meiling
                                           George R. L. Meiling
                                           Treasurer

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